Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 66)


                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         INVESTORS RESEARCH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), 14a-6(I)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(I)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock
     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          Indefinite
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
          Net Asset  Value plus Load
     (4)  Proposed maximum aggregate value of transaction:
          Indefinite
     (5)  Total fee paid:
          $125
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of Form or Schedule and the sate of its filing.
     (1)  Amount Previously Paid:
          N/A
     (2)  For,  Schedule or  Registration  Statement  No.:
          N1-A
     (3)  Filing Party:
          Investors Research Fund, Inc.
     (4)  Date Filed:
          2/14/96

                               Hugh J. HAFERKAMP
                         ATTORNEY AND COUNSELOR AT LAW
                           11800 BACCARAT LANE, N.E.
                      ALBUQUERQUE, NEW MEXICO 87111-7600.

                            TELEPHONE (505) 296-5122
                               FAX (509) 292-8982


                                                               February 26, 1996




Securities  and  Exchange  Commission
Judiciary   Plaza
450 Fifth  Street,  N.W.
Washington, D.C.  20549

Re:      Investors Research Fund, Inc.
         Your File Nos.  2-14675  and  811-861
         Definitive Copies of Proxy Statement
         and Form of Proxy for 1996 Annual meeting

Gentlemen:


Pursuant to Rule 14a-6(a) under the 1934 Act, Investors Research Fund, Inc. hereby files under the EDGAR system one definitive copy each of the Proxy statement and Form of Proxy for the 1996 Annual Meeting of the shareholders of the Fund. This filing includes the appendix to the proxy material, a copy of which we recently transmitted to you under the EDGAR system.

The definitive copies of the proxy material were mailed to the shareholders begining February 23, 1996.

We have previously paid the $125 filing fee in connection with transmission of the preliminary copies of the proxy materials. Therefore, we are not making arrangements for a filing fee in connection with this filing.

If you should have any questions or comments, please contact me at the above address and telephone number at your earliest opportunity. Thank you very much for your attention to this filing.


Very truly yours,

        /s/

HUGH J. HAFERKAMP

HJH/rv
Enclosure
cc: Dr. Francis S. Johnson
    President

                          INVESTORS RESEARCH FUND, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 26, 1996



Notice is hereby given that the annual meeting of the shareholders of INVESTORS RESEARCH FUND, INC. will be held on Tuesday, March 26, 1996, 10:30 A.M. at the Pepper Tree Inn, (Tree Top Room), 3850 State Street, Santa Barbara, California, for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. To ratify the selection of Timpson Garcia as the independent Certified Public Accountants to be employed by the corporation to sign or certify financial statements which may be filed by the corporation with the Securities and Exchange Commission.

     3. To approve the elimination of the Fund's fundamental policy of borrowing money to use as leverage in purchasing stocks.

     4. The transaction of such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

This meeting is being held pursuant to the By-Laws of the corporation.

February 23, 1996


Michael A. Marshall
Secretary-Treasurer



IMPORTANT: THE MANAGEMENT HOPES THAT YOU CAN ATTEND THE ANNUAL MEETING. HOWEVER, IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE EARNESTLY REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. IF THE ENCLOSED PROXY IS EXECUTED AND RETURNED, IT MAY NEVERTHELESS BE REVOKED AT THE MEETING OR AT ANY TIME BEFORE THE POLLS CLOSE. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

PLEASE PROMPTLY RETURN THE ENCLOSED PROXY. YOU WILL ASSIST YOUR FUND IN AVOIDING THE EXTRA EXPENSE OF FOLLOW-UP LETTERS.

                                 PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS OF
                          INVESTORS RESEARCH FUND, INC.
         (3916 State Street, Suite 3C, Santa Barbara, California 93105)



This Statement is furnished in connection with a solicitation of proxies made by and on behalf of INVESTORS RESEARCH FUND, INC. (hereafter called the "Fund"), 3916 State Street, Suite 3C, Santa Barbara, California 93105, and its present management, to be used at the annual meeting of shareholders of the Fund, to be held on Tuesday, March 26, 1996, 10:30 A.M. at the PEPPER TREE INN, (Tree Top
Room), 3850 STATE STREET, SANTA BARBARA, CALIFORNIA, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is made primarily by the mailing of this Statement with its enclosures. The approximate date of first mailing is February 23, 1996.

Supplementary solicitation may be made by mail, telephone, telegraph, and by personal contact by employees of the Fund and others. The expenses in connection with preparing and mailing this Statement and its enclosures and of such solicitations will be paid by the Fund. In some instances, said supplementary solicitation may be made by securities dealers by whom shares of the Fund have been sold and would be made at their own expense.

If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to the closing of the polls. A proxy may be revoked by written notice to the Fund prior to the Annual Meeting of Shareholders, or by execution of a subsequent proxy which is presented at the Annual Meeting of Shareholders, or by personal vote at the Annual Shareholders Meeting. All proxies solicited by the management which are properly executed and received in time will be voted in the meeting. Such proxies will be voted in accordance with the instruction thereon, if any, and if no specification is made, the proxy will be voted in accordance with the judgment of the proxy holder. Discretionary authority is conferred by the proxy as to all matters not specifically listed which may properly come before the meeting. The management is not aware that any other matters are to be presented for action.

As of February 2, 1996 there were issued and outstanding 7,785,996.662 shares of capital stock of the Fund. Shareholders are entitled to one (1) vote for each share of record at the close of business on February 2, 1996. Fund shareholders have cumulative voting rights and every shareholder entitled to vote in the election for directors has the right in person or by written proxy to multiply the number of votes to which he is entitled by the number of directors to be elected, and he may cast the whole number of such votes for one candidate, or he may distribute them among two or more candidates. A shareholder may use his right to cumulative voting by indicating on the face of the Proxy enclosed with this Proxy Statement the candidate or candidates of his choice and the number of votes cast for each such candidate. The candidates receiving the highest number of votes up to the number to be elected, shall be elected. The presence in person or by proxy of persons entitled to vote a majority of the outstanding voting shares at any meeting shall constitute a quorum for the transaction of business.

Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained. Also, if a broker indicates on the proxy that it does not, as to certain shares, have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. In view of the requirement that there be a certain number of affirmative votes, an abstention or a broker no-vote has a negative impact as to a matter brought to a vote. See section below entitled "Vote Required."

The aggregate dollar amount of portfolio brokerage commissions paid during Fiscal 1994-95 was $284,333. Of that amount, $80,465 was paid to Diversified Securities, Inc., 3701 Long Beach Boulevard, Long Beach, CA 90801 (P. O. Box 357, Long Beach, CA 90807), the Fund's Principal Underwriter. That latter figure represents 28% of the aggregate dollar amount of the commissions paid by the Fund. Diversified Securities, Inc. handled 27.1% of the brokerage transactions effected during the year.

The matters to be acted upon pursuant to the proxy are:

Proposal 1. ELECTION OF DIRECTORS: It is the present intention that the enclosed proxy will, in the absence of special designation by the shareholders signing it, be used for the purpose of voting for election or re-election of the following 13 persons as Directors of the Fund to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The shareholder may nominate and vote for other persons as directors of the Fund by indicating their names and the number of votes cast for each candidate on the enclosed proxy.


Name, Position with Fund and Principal Occupation             Served Continuously          Directly and Indirectly
During the Past 5 Years                                       as a Director Since          as of February 2, 1996

FRANCIS S. JOHNSON,* President, Director, is a retired        December 21, 1960            169,909 shares
   dental surgeon in Santa Barbara, California and past
   president of the Santa Barbara-Ventura County Research
   and Education Group. (A non-profit association.)
   Dr. Johnson has served as an officer of the Fund
   for 25 years and has been a member of the Fund's
   Executive Committee for 26 years. (Age 70)

CHRISTOPHER M. HILL,* Vice President,                         July 9, 1991                 384 shares
   Director and Member of the Executive Committee,
   President of Ogilvy, Gilbert, Norris & Hill,
   Insurance, of Santa Barbara, California (Age 36)

MICHAEL A. MARSHALL,* Secretary-Treasurer,                    February 10, 1994            2,948 shares
   Director and Member of the Executive Committee,
   is Senior Vice-President and Manager, Montecito
   Office, of Prudential California Realty. (Age 60)

GERTRUDE B. CALDEN, Director and                              July 12, 1983                15,155 shares
   Member of the Executive Committee, is Emeritus
   director, Foundation for Santa Barbara Santa
   Barbara City College and has served under three
   Presidents on the National Advisory Council on
   Adult Education. (Age 86)

JAMES A. CORRADI, Director, Retired,                          December 2, 1994             501 shares
   Formerly General Manager of Hope Ranch Park
   Homes Association. (Age 66)

FREDRIC J. FRENCH,* Director,** is President                  January 19, 1996             532 shares
   of the Arms Companies, the Investment Portfolio
   Management Division of Lakeview Securities Corporation,
   investment adviser to the Fund. Previously
   Vice President and Senior Portfolio Strategist
   of the Arms Companies since November, 1992.
   Formerly, was sales agent and field sales
   manager for Encyclopaedia Britannica and
   part-time employee of the Arms Equivolume Corp.,
   in portfolio investment selection. (Age 49)

LEONARD S. JARROTT, Director, is a                            January 24, 1996             None
   Real Estate Investment Adviser and independent
   Real Estate Broker in Santa Barbara, California.
   (Age 51)

KAREN KLINGER, Director and Member of the                     June 3, 1992                 368 shares
   Executive Committee, is a Director of
   the Applied Companies, manufacturers of
   military and industrial refrigeration
   systems, air conditioning equipment and
   high pressure devices utilized in the
   aircraft and aerospace industries. (Age 49)

ROBERT P. MOSESON,* Director,** is                            December 7, 1993             9,187 shares
   President and Director of Lakeview Securities
   Corporation, investment adviser to the Fund.  He is
   also  President  and Director of  Performance
   Analytics,Inc.,  an  investment  consulting  firm which
   is  affiliated  with  Lakeview Securities, Spectrum
   Advisory Corp., and Dyametrics Management Corp. (Age 52)

WILLIAM J. NASIF, Director, is a certified public accountant.
   He is the managing partner of Nasif, Hicks, Harris and Co., Certified Public Accountants, Santa Barbara, California.
   (Age 53)

MARK SCHNIEPP, Director, is Director of                       August 31, 1994              None
   the Economics Forecast Project at the University
   of California, Santa Barbara. (Age 42)

DAN B. SECORD, Director, is a medical                         December 12, 1995            None
   doctor engaged in the private practice
   of obstetrics and gynecology in
   Santa Barbara, California. (Age 59)

MARK L. SILLS, Director, is an independent                    December 12, 1995            15,346 shares
   computer and operations management
   consultant in Santa Barbara,
   California. (Age 51)



                                                              TOTAL                        214,330 shares

* An "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Dr. Johnson, Mr. Marshall and Mr. Hill are considered interested solely because they are officers of the Fund.

** Mr. French and Mr. Moseson are associated with Lakeview Securities Corporation, the Fund's Investment Adviser, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Moseson holds a controlling interest in Lakeview Securities. Mr. Leslie I. Golembo, also of 333 West Wacker Drive, Chicago, Illinois is the Chief Executive Officer of Lakeview Securities and also holds a controlling interest in that company. Messrs. Moseson and Golembo comprise the Board of Directors of Lakeview Securities.



                              COMPENSATION TABLE *

                                       Position or     Estimated
                                       Retirement      Annual        Total
                                       Benefits        Benefits     Compensation
                        Aggregate      Accrues as      Upon         Paid to
Name, Position          Compensation   Expenses        Retirement   Directors


Francis S. Johnson        $19,250         $ 0           $ 0           $ 1,250
President

Christopher M. Hill        $1,250         $ 0           $ 0            $1,250
Vice President

Michael A. Marshall        $1,250         $ 0           $ 0            $1,250
Secretary-Treasurer

Gertrude B. Calden         $1,250         $ 0           $ 0            $1,250
Director

James A. Corradi             $750         $ 0           $ 0              $750
Director

Fredric J. French             $ 0         $ 0           $ 0               $ 0
Director

Leonard S. Jarrott            $ 0         $ 0           $ 0               $ 0
Director

Karen Klinger              $1,000         $ 0           $ 0            $1,000
Director

Robert P. Moseson             $ 0         $ 0           $ 0               $ 0
Director

William J. Nasif              $ 0         $ 0           $ 0               $ 0
Director

Mark Schniepp              $1,000         $ 0           $ 0            $1,000
Director

Dan B. Secord                 $ 0         $ 0           $ 0               $ 0
Director

Mark L. Sills                 $ 0         $ 0           $ 0               $ 0
Director

* For Fiscal 1994-1995

It is not expected that any of the nominees will decline or become unavailable for election; but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

During the fiscal year, there were four meetings of the Board of Directors and one meeting of the Executive Committee. The four meetings of the Board were regularly scheduled meetings. All of the incumbent directors attended more than 75% of the Board meetings during the term of their incumbency. All of the Directors who were members of the committee, except Mrs. Klinger, attended the Executive Committee meeting. In addition to the meetings of the full Board of Directors, there were several meetings of the Independent Directors. All of those meetings were called for the purpose of selecting and nominating persons to serve as independent directors, which procedure is required by law in view of the fact that the Fund has a 12b-1 plan. No compensation was paid for those latter meetings.

To and including December 31, 1993, none of the officers of the Fund had received any compensation directly from the Fund for serving in any capacity since the date of inception of the Fund. The Fund has no pension or retirement benefits for any officers or employees. Effective January 1, 1994, the Fund began compensating Dr. Johnson at the rate of $1,200 per month for his services as President of the Fund. The attendance fee payable to Directors and members of the Executive Committee is $250 for each meeting actually attended. These payments have been made by the Fund. However, no such attendance fees are payable to those Directors who are associated with the Investment Adviser. The Fund does not provide expense reimbursement to the Directors. The total compensation paid by the Fund to all Directors during the fiscal year 1994-95 was $12,000.

The Board of Directors does not have any standing nominating or compensation committee and has no committee performing similar functions. However, because of the 12b-1 Plan, the independent directors are required to select and nominate those directors who are not interested persons of the Fund and, consequently, they serve as a de facto nominating committee as to the independent director positions. The current independent directors are Gertrude B. Calden, James A. Corradi, Leonard S. Jarrott, Karen Klinger, William J. Nasif, Mark Schniepp, Dan
B. Secord, and Mark L. Sills. Additionally, at its December, 1994 meeting, the Board established an audit committee. The current members are Mr. Marshall and Mr. Corradi.

The  following   directors  received  the  sums  set  opposite  their  names  as compensation for services as directors, including attendance at the meeting of the Executive Committee, during fiscal 1995:

            Francis S. Johnson                                      $1,250
            Christopher M. Hill                                      1,250
            Michael A. Marshall                                      1,250
            Gertrude B. Calden                                       1,250
            James A. Corradi                                           750
            Fredric J. French                                          -0-
            Leonard S. Jarrott                                         -0-
            Karen Klinger                                            1,000
            Robert P. Moseson                                          -0-
            William J. Nasif                                           -0-
            Mark Schniepp                                            1,000
            Dan B. Secord                                              -0-
            Mark L. Sills                                              -0-

By virtue of his salary as President and his fees for director's meetings, Dr. Johnson received total compensation from the Fund during fiscal 1995 of $20,500.

The directors set forth below also serve as members of the Board of Directors of other companies in addition to that of the Fund.

     1.  Christopher M. Hill  - Ogilvy, Gilbert, Norris & Hill
     2.  Karen Klinger        - Applied Companies
     3.  Robert P. Moseson    - Lakeview Securities Corporation, Performance
                                Analytics, Inc., Spectrum Advisory Corporation, and Dyametrics Management Corporation.

Proposal 2. SELECTION OF ACCOUNTANTS: A majority of the members of the Board of Directors who are not interested persons of the Fund (as defined in the Investment Company Act of 1940) have selected the public accounting firm of Timpson Garcia, 1610 Harrison Street, Oakland, California 94612, as the independent certified public accountants to sign or certify any financial statement which may be filed by the corporation with the Securities and Exchange Commission. The employment of such accountants is expressly conditioned upon the right of the corporation, by vote of a majority of the outstanding stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection is made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification by the stockholders at this meeting. No member of Timpson Garcia, or any associate thereof, has any other relationship with the Fund or any affiliate thereof. No representative of the auditors is expected to be present at this meeting.

It is the present intention that the enclosed proxy will, in the absence of special designation by the shareholders signing, be used for the purpose of voting to ratify the selection of Timpson Garcia as the Fund's independent auditors for Fiscal 1995-96.

Proposal 3. CHANGE IN ONE OF THE FUNDAMENTAL POLICIES: To Eliminate the Fund's Fundamental Policy of Borrowing Money to Use as Leverage in Purchasing Stocks. At the present time, one of the Fund's fundamental policies is that, during rising markets, the Fund can borrow money to use for purchasing shares of stock beyond the number which the assets of the Fund would otherwise allow. When successfully employed in a rising market, that leverage technique can enhance the gains made by the Fund's portfolio. However, if employed unsuccessfully, it exposes the Fund to possible losses in asset value when the loan has to be repaid. At the meeting of the Board on December 12, 1995, the directors voted to discontinue that policy. It is necessary that the shareholders of the Fund approve termination of that policy before it can be discontinued because use of leverage has heretofore been designated as a fundamental policy of this Fund. The securities law requires that proposed changes in fundamental policies be approved by fund shareholders before they can become effective.

The Board of Directors, with the concurrence of the Fund's adviser, believes that the use of leverage involves a certain amount of speculation. Additionally, some of the rating agencies have utilized the Fund's policy of using leverage to categorize the Fund within a group of speculative funds. The Board believes that that is not in the best interests of either the Fund or its shareholders. The Fund has not utilized its line of credit for leverage purposes in the last five years.

For the foregoing reasons, the Board recommends a FOR vote on Proposal No. 3, which would be for elimination of the leverage policy.

STOCKHOLDER'S PROPOSALS: Any proposal of a shareholder intended to be presented at the 1997 annual meeting must be received by the Fund at its office no later than October 15, 1996 for inclusion in the proxy statement and proxy form relating to that meeting.

INVESTMENT ADVISER: Lakeview Securities Corporation, 333 West Wacker Drive, Chicago, Illinois 60606 is an investment advisory firm which is neither owned nor controlled by the Fund. Lakeview Securities has been employed by the Fund as its Investment Adviser. The existing investment advisory contract, which became effective January 1, 1994, was solicited by the Adviser, recommended by the Board of Directors, and approved on November 29, 1993 by vote of the holders of a majority of the outstanding shares of the Fund. Unless sooner terminated in accordance with its terms, the contract will continue until midnight, December 31, 1996.

The management fees paid by the Fund to its previous Adviser in fiscal 1993 were $266,827. During fiscal 1994, the Fund's previous adviser was paid $56,691 for services rendered during the first quarter of that year. Lakeview Securities Corporation was paid $141,952 for its services during the last three quarters of fiscal 1994. During fiscal 1995, Lakeview was paid $171,087.

The  Investment   Adviser  receives  no  brokerage   commissions  or  any  other
compensation from the Fund.

Messrs. Fredric J. French and Robert P. Moseson are associated with Lakeview Securities Corporation, the Investment Adviser, whose business address is 333 West Wacker Drive, Chicago, Illinois. They are affiliated with the Fund. Mr. Moseson has a controlling interest in the Investment Adviser.

When the Adviser directs portfolio transactions through Diversified Securities, Inc., the Principal Underwriter, the Fund is informed that the Underwriter seeks to effect such transactions where it can get prompt execution of orders at the most favorable prices.

Figures pertaining to the Fund's brokerage for the last three fiscal years are presented in the following table:

Annual Portfolio                         Brokerage Commissions    Brokerage Paid to
Turnover Ratio       Total Brokerage     Paid by the Fund to      Broker-Dealer not Affiliated
to Total Assets      Commissions Paid    the Underwriter*         with Adviser or Underwriter for:

                                                                  Sales        Services   Other
1993     109.92%**      $289,422           $168,461               $120,961      -nil-     -nil-
1994     234.77%        $210,457           $  82,392              $128,065      -nil-     -nil-
1995     248.44%        $284,333           $  80,465              $203,868      -nil-     -nil-

* The Underwriter is also a registered broker-dealer with a securities retail brokerage operation.

** Portfolio turnover rate for the year 1993 has been restated to exclude U.S. Treasury Bills.

VOTE REQUIRED: The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Annual Meeting. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. With respect to Proposals 2 and 3, the vote required is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on that subject matter. Approval of each of the proposals will require the affirmative vote of a majority of Investors Research Fund, Inc. shares, as determined under Section 2(a)(42) of the Investment Company Act of 1940. That requires the affirmative vote of the holders of the lesser of either (A) 67% or more of the outstanding shares as of February 2, 1996 present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Annual Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of each of the nominees and each of the proposals set forth in the Notice of the Meeting.

COPIES  OF  THE  FUND'S  MOST  RECENT  ANNUAL  AND  SEMI-ANNUAL  REPORTS  TO ITS
SHAREHOLDERS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE FUND'S OFFICE LOCATED AT 3916 STATE STREET, SUITE 3C, SANTA BARBARA, CA 93105 OR CALL 1-800-473-8631.


No other business is currently expected to come before the Meeting. As to any matter which has not been brought to the attention of the proxies prior to the date of this proxy statement, which is presented at the meeting, the proxies will deal with such matter in accordance with their best judgment and the discretionary authority granted by the proxy.

INVESTORS RESEARCH FUND, INC.
P.O. BOX 419958
KANSAS CITY, MO 64141-6958


                                     TAX I.D. OR SOC. SEC. NO.
                                     ACCOUNT NO.
                                     FUND NO.
                                     RECORD DATE SHARES

--------------------------------------------------------------------------------

INVESTORS RESEARCH FUND, INC.
Annual Meeting of Shareholders - Tuesday, March 26, 1996

The undersigned shareholder(s) of Investors Research Fund, Inc. Hereby appoint(s) GERTRUDE B. CALDEN, JAMES A. CORRADI and KAREN KLINGER, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated herein all of the shares of capital stock of Investors Research Fund, Inc, standing in the name(s) of the undersigned at the close of business on February 2, 1996, at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, March 26, 1996, at 10:30 A.M. at the Pepper Tree Inn, (Tree Top Room),3850 State Street, Santa Barbara, California, and at all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act in their discretion on any other matters which may properly come before the meeting. IF THE UNDERSIGNED DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS THIS PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY. IF AS TO ANY OTHER MATTERS REFERRED TO HEREIN NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED IN FAVOR OF EACH MATTER.

PROPOSAL(S)

1) To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2) To ratify the selection of Timpson Garcia as the independent Certified Public Accountants to be employed by the corporation to sign or certify financial statements which may be filed by the corporation with the Securities and Exchange Commission.

3) To approve the elimination of the Fund's fundamental policy of borrowing money to use as leverage in purchasing stocks.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

--------------------------------------------------------------------------------
PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

Place the ballot so that the return address, located on the reverse side of the mail-in-stub, appears through the window of the envelope.

--------------------------------------------------------------------------------

INVESTORS RESEARCH FUND, INC.                PROXY VOTING MAIL-IN-STUB
RECORD DATE SHARES

                                        PROPOSAL 1:  Election of  Directors  [TO
                                        WITHHOLD   authority  to  vote  for  any
                                        individual nominee strike a line through the nominee's name in the list below.]

Please sign exactly as your name appears hereon. If shares are held jointly, all shareholders must sign. Corporate Proxies should be signed by an authorized officer.

                                       [ ] FOR all nominees listed below
                                       [ ] Vote withheld for all nominees listed
                                           below.
                                       [ ] FOR all nominees listed below (except
                                           as marked to the contrary below)

                                       Francis S. Johnson  Gertrude B. Calden
                                       James A. Corradi  Fredric J. French
                                       Christopher M. Hill Leonard S. Jarrott
                                       Karen Klinger Michael A. Marshall
                                       Robert P. Moseson William J. Nasif
                                       Mark Schniepp Dan B. Secord Mark L. Sills

                                       -----------------------------------------

                                       -----------------------------------------
                                       (Use this line if cumulative voting is
                                                   desired)

                                       PROPOSAL(S)
Dated:___________________, 19__
                                       2)[ ] FOR    [ ] AGAINST     [ ]  ABSTAIN
_______________________________        3)[ ] FOR    [ ] AGAINST     [ ]  ABSTAIN

_______________________________
Signature(s) of Shareholder(s)

                                    APPENDIX


Approval of Proposal 3 would result in the following changes in the Fund's prospectus:

     (1) The following provisions (together with sentences which involve discussions related to them) would be deleted:

          (A) "The Fund is authorized to use the technique of borrowing money from banks for additional common stock purchases when markets are rising." (page 5)

          (B) "The Fund may borrow up to 25 percent of the market value of its net assets with which to purchase additional securities. Such borrowings may be only from banks and only if immediately thereafter the value of the total assets of the Fund exceed by 300 percent all amounts borrowed and unpaid. If due to market fluctuations or other reasons the value of the Fund's assets becomes at any time less than three times the amount of its outstanding bank debt the Fund within three business days is required to reduce its bank debt to the extent necessary to meet the required 300 percent asset coverage." (page 6)

     (1)  The following  provision  under  "Restrictions  (What the Fund May Not
          Do)" would be amended to add the underlined clause:

          (A) Item 2. "May not issue any senior securities other than notes to evidence bank borrowing; however, bank borrowings will not be used for leverage purposes."